                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             --------------------

                                   FORM 8-K
                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): August 31, 2001

                          Hanover Compressor Company
            (Exact name of registrant as specified in its charter)


        Delaware                   1-3071                    76-0625124
(State of Incorporation)  (Commission File Number)        (I.R.S. Employer
                                                        Identification Number)


                           12001 N. Houston Rosslyn
                             Houston, Texas 77086
                   (Address of principal executive offices)


      Registrant's telephone number, including area code: (281) 447-8787
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ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS.

On August 31, 2001, Hanover Compressor Company ("Hanover") completed the previously announced acquisition from Schlumberger Ltd. of the Production Operators Corporation natural gas compression business; ownership interests in certain joint ventures; and related assets for US$ 761 million in a transaction accounted for as a purchase effective August 31, 2001. We incorporate by reference a press release Hanover issued on September 4, 2001 with respect to this transaction. Hanover filed this press release with the SEC on September 4, 2001 in a Current Report on Form 8-K.


ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

       (a)     Financial Statements of Business Acquired

               At this time, it is impracticable to provide the audited historical financial statements of the business acquired. The required information will be filed no later than 60 days after the filing of this Current Report on Form 8-K.

       (b)     Pro Forma Financial Information

               At this time, it is impracticable to provide the required pro forma financial information of Hanover Compressor Company for the acquisition. The required information will be filed no later than 60 days after the filing of this Current Report on Form 8-K.

       (c)     Exhibits

               99.1 Press Release of Hanover Compressor Company dated September 4, 2001, announcing the acquisition of the Production Operators Corporation natural gas compression business; ownership interests in certain joint ventures; and related assets (1)

               99.2 Purchase Agreement dated as of June 28, 2001 among Schlumberger Technology Corporation, Camco International, Inc., Schlumberger Surenco S.A., Schlumberger Oilfield Holdings Limited, Hanover Compressor Company and Hanover Compression Limited Partnership (2) [10.63]

               99.3 Amendment No. 1 to Purchase Agreement dated as of August 30, 2001 among Schlumberger Technology Corporation, Schlumberger Oilfield Holdings Limited, Schlumberger Surenco S.A., Camco International Inc., Hanover Compressor Company and Hanover Compression Limited Partnership *

               99.4 Most Favored Supplier and Alliance Agreement dated August 31, 2001 among Schlumberger Oilfield Holdings Limited, Schlumberger Technology Corporation and Hanover Compression Limited Partnership *

               99.5 Lock-Up, Standstill and Registration Rights Agreement dated as of August 31, 2001 by and among Schlumberger Technology Corporation, Camco International, Inc., Schlumberger Oilfield Holdings Ltd., Schlumberger Surenco S.A., Operational Services, Inc. and Hanover Compressor Company *
               _____________________
               (1) Such exhibit previously filed as Item 5 to Hanover's Current Report on Form 8-K dated September 4, 2001, and is incorporated by reference.

               (2) Such exhibit previously filed as an exhibit to Hanover's Quarterly Report on Form 10-Q for the period ending June 30, 2001, under the exhibit number indicated in brackets [_], and is incorporated by reference.

               *     Filed herewith

        The exhibits and schedules to Exhibits 99.3, 99.4 and 99.5 as referenced therein have been omitted. The registrant will furnish supplementally a copy of any omitted exhibit or schedule to the Commission upon request.
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                                   SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 14, 2001

                                           Hanover Compressor Company

                                           By: /s/ Michael J. McGhan
                                               -----------------------

                                           Michael J. McGhan
                                           President and Chief Executive Officer




                                 EXHIBIT INDEX



        Exhibit
        Number       Description
        -------      -----------
        99.1         Press Release of Hanover Compressor Company dated September
                     4, 2001, announcing the acquisition of the Production
                     Operators Corporation natural gas compression business;
                     ownership interests in certain joint ventures; and related assets (1)

        99.2 Purchase Agreement dated as of June 28, 2001 among Schlumberger Technology Corporation, Camco International, Inc., Schlumberger Surenco S.A., Schlumberger Oilfield Holdings Limited, Hanover Compressor Company and Hanover Compression Limited Partnership (2) [10.63]

        99.3 Amendment No. 1 to Purchase Agreement dated as of August 30, 2001 among Schlumberger Technology Corporation, Schlumberger Oilfield Holdings Limited, Schlumberger Surenco S.A., Camco International Inc., Hanover Compressor Company and Hanover Compression Limited Partnership *

        99.4 Most Favored Supplier and Alliance Agreement dated August 31, 2001 among Schlumberger Oilfield Holdings Limited, Schlumberger Technology Corporation and Hanover Compression Limited Partnership *

        99.5 Lock-Up, Standstill and Registration Rights Agreement dated as of August 31, 2001 by and among Schlumberger Technology Corporation, Camco International, Inc., Schlumberger Oilfield Holdings Ltd., Schlumberger Surenco S.A. Operational Services, Inc. and Hanover Compressor Company *

        ____________
        (1) Such exhibit previously filed as Item 5 to Hanover's Current Report on Form 8-K dated September 4, 2001, and is incorporated by reference.


        (2) Such exhibit previously filed as an exhibit to Hanover's Quarterly Report on Form 10-Q for the period ending June 30, 2001, under the exhibit number indicated in brackets [_], and is incorporated by reference.

        *     Filed herewith.